TRANSAMERICA VARIABLE FUNDS

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

GROUP VARIABLE ANNUITY CONTRACTS Sections

401(a), 401(k), 403(b), 408(IRA), 457 and NQDC

Issued By

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY (“TFLIC”)

Supplement to the Updating Summary Prospectus

December 8, 2022

Horizon Subaccounts. On June 28, 2022, the Managing Board of the Transamerica Asset Allocation Variable Funds considered and approved the liquidation and dissolution (“Liquidation”) of the Short Horizon Subaccount, the Intermediate Horizon Subaccount, and the Intermediate/Long Horizon Subaccounts (each a “Horizon Subaccount” and collectively, the “Horizon Subaccounts”). Contract owners holding units in the Horizon Subaccounts were advised of their options with respect their interest in the Horizon Subaccounts through a series of notices sent before and after the Liquidation. The Horizon Subaccounts were liquidated on October 28, 2022 and are no longer available investment options under the Contract. Accordingly, all references to the Horizon Subaccounts in the prospectus are deleted

Transamerica Intermediate Bond Subaccount. On November 1, 2022, the Transamerica Intermediate Bond Fund changed its name to the Transamerica Core Bond Fund. The name of the Subaccount has changed to the Transamerica Core Bond Subaccount.

Addition of New Subaccount. On December 8, 2022, the Transamerica Short Term Bond Subaccount was made available as a new subaccount under the Contract. The Transamerica Short Term Bond Subaccount invests in the Transamerica Short Term Bond Fund Class I3 shares (“STB Fund”). The STB Fund is advised by Transamerica Asset Management, Inc. and is subadvised by Aegon Asset Management LLC. The STB Fund’s principal investment objective is to seek to provide a high risk-adjusted return while focusing on preservation of capital.

Merger of Underlying Funds. On November 11, 2022, the shareholders of the Transamerica High Quality Bond Fund (“HQB Fund”) approved the merger of the HQB Fund with an into the STB Fund (“Merger”). Contract owners holding units in the Transamerica High Quality Bond Subaccount (“Existing Subaccount”) as of the record date (August 19, 2022) received proxy materials regarding the Merger and were entitled to provide voting instructions to TFLIC whether to approve or reject the Merger. The closing date of the Merger is expected to occur on or about December 9, 2022 (“Closing Date”). On the Closing Date, Contract owners holding units of the Existing Subaccount will receive units of the Transamerica Short Term Bond Subaccount (“New Subaccount”) having the same aggregate value as their units in the Existing Subaccount on such date. After the Closing Date, Contract owners with standing instructions to allocate contributions into the Existing Subaccount will be directed to the New Subaccount. Contract owners receiving units in the New Subaccount may transfer those units to other investment options under the Contract at any time without penalty.

The Appendix - Portfolio Companies/Investment Options Available Under The Contract has been amended as follows:

Type/ Investment Objective	Portfolio Company/ Investment Option and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Years	10 Years
Transamerica Variable Funds
Bond	Transamerica Short Term Bond Sub-Adviser: Aegon USA Investment Management, LLC	0.41%	N/A	N/A	N/A
	Transamerica Core Bond, Sub-Adviser: Aegon USA Investment Management, LLC	0.41%	-2.02%	2.67%	2.50%

The following Investment Options are no longer available under the Contract: High Quality Bond Subaccount, Short Horizon Subaccount, Intermediate Horizon Subaccount, and the Intermediate/Long Horizon Subaccount.

This Supplement updates certain information in the above referenced Updating Summary Prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Updating Summary Prospectuses remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

Please read this Supplement carefully and retain it for future reference.